UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Bolt Biotherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required
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Fee paid previously with preliminary materials.
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

900 Chesapeake Drive

Redwood City, California 94063

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 12, 2024

AT 11:00 A.M. PACIFIC TIME

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Bolt Biotherapeutics, Inc., a Delaware corporation, or the Company or Bolt Bio. The 2024 Annual Meeting of Stockholders will be held on June 12, 2024, at 11:00 a.m., Pacific Time. The 2024 Annual Meeting of Stockholders will be convened and held entirely online. You will be able to attend and participate online in the 2024 Annual Meeting of Stockholders by visiting www.proxydocs.com/BOLT, where you will be able to listen to the meeting live, submit questions, and vote.

The 2024 Annual Meeting of Stockholders is being convened to conduct the following business:

1.
To elect our two nominees for Class III directors to serve until our 2027 Annual Meeting of Stockholders;
2.
To ratify the selection by the audit committee of the Board of Directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024; and
3.
To conduct any other business properly brought before the 2024 Annual Meeting of Stockholders.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The record date for the 2024 Annual Meeting of Stockholders is April 15, 2024. Only stockholders of record at the close of business on that date are entitled to receive notice of, and to vote at, the 2024 Annual Meeting of Stockholders or any adjournment thereof. A list of stockholders of record at the close of business on the April 15, 2024 record date will be available during the Annual Meeting at www.proxydocs.com/BOLT and electronically for the 10 days ending the day prior to the Annual Meeting to registered stockholders for any legally valid purpose related to the Annual Meeting. For access to the stockholder list, please contact us at investors@boltbio.com.

The Board of Directors recommends that you vote as follows on the matters to be presented to stockholders at the 2024 Annual Meeting of Stockholders:

1.
FOR the election of each of our Class III director nominees named in Proposal No. 1 of the proxy statement; and
2.
FOR the ratification of the selection by the audit committee of the Board of Directors of PricewaterhouseCoopers LLP, as the independent registered public accounting firm, as described in Proposal No. 2 of the proxy statement.

Your vote is very important. Whether or not you attend the 2024 Annual Meeting of Stockholders (by logging into www.proxydocs.com/BOLT), it is important that your shares be represented. We encourage you to read the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023, and submit your proxy on the internet, by phone or by mail in accordance with the instructions in the Notice of Internet Availability of Proxy Materials. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options. If you receive more than one set of Proxy Materials or Notice of Internet Availability because your shares are registered in different names or addresses, each proxy should be signed and submitted to ensure that all of your shares will be voted. Instructions on how to attend the meeting webcast, ask questions or vote your shares online will also be included with the Notice of Internet Availability of Proxy Materials, and are provided in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

On behalf of the Board of Directors, thank you for your participation in this important annual process.

By Order of the Board of Directors

/s/ William P. Quinn
William P. Quinn Chief Financial Officer and Secretary Redwood City, California
April 26, 2024

You are cordially invited to attend the 2024 Annual Meeting of Stockholders by logging into www.proxydocs.com/BOLT and following the attendance instructions on the website. Whether or not you expect to attend the 2024 Annual Meeting of Stockholders, please vote on the internet, by phone or by mail as instructed in the Notice of Internet Availability of Proxy Materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy prior to the meeting, you may still attend the meeting online and submit your vote prior to voting being closed at www.proxydocs.com/BOLT. Please note, however, that if you are a beneficial stockholder and hold our stock in the name of a broker, bank or other nominee and you wish to vote at the 2024 Annual Meeting of Stockholders, you must obtain a proxy issued in your name from that record holder.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING PROCEDURES

Why am I receiving these materials?

We sent you a Notice of Internet Availability of Proxy Materials because the board of directors of Bolt Biotherapeutics, Inc., or the Board, is soliciting your proxy to vote at our 2024 Annual Meeting of Stockholders, or the Annual Meeting, to be held on June 12, 2024 at 11:00 a.m., Pacific Time. The meeting will be held virtually, via a live webcast at www.proxydocs.com/BOLT.

We invite you to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote by proxy over the internet or by phone by following the instructions provided in the notice or, if you request printed copies of the Proxy Materials by mail, you may vote by mail.

Pursuant to the rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023, or the Form 10-K, over the internet in lieu of mailing printed copies. We intend to mail the Notice of Internet Availability of Proxy Materials to our stockholders of record as of April 15, 2024, or the Record Date, for the first time on or about April 26, 2024. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review our Annual Meeting materials, how to access the live webcast of the Annual Meeting, and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our Proxy Materials and the Form 10-K so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K is also available in the “SEC Filings” section of our website at https://investors.boltbio.com/financial-information/sec-filings.

As used in this Proxy Statement, “Bolt Bio,” the “Company,” “we” or “us” refer to Bolt Biotherapeutics, Inc., a Delaware corporation.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 15, 2024, the Record Date, will be entitled to vote at the Annual Meeting. On the Record Date, there were 38,127,740 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on April 15, 2024, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. The notice will be sent to you by mail and via the internet directly by us. As a stockholder of record, you may vote online during the live webcast of the meeting at www.proxydocs.com/BOLT, or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to vote on the internet or by phone as instructed in the notice or by proxy by mail by requesting a paper copy of the Proxy Materials as instructed in the notice to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on April 15, 2024, your shares were held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and the notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. Your brokerage firm, bank or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. You are also invited to attend the Annual Meeting online, as instructed in this Proxy Statement. However, since you are not the stockholder of record, you may not vote your shares online during the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are two matters scheduled for a vote:

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Proposal 1: To elect each of the Board’s two nominees as a Class III director to serve until our 2027 Annual Meeting of Stockholders.

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Proposal 2: To ratify the selection by our audit committee of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How are Proxy Materials distributed?

Under rules adopted by the SEC, we are sending the notice to our stockholders of record and beneficial owners as of April 15, 2024. Stockholders will have the ability to access the Proxy Materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023, on the internet at www.proxydocs.com/BOLT or to request a printed or electronic set of the Proxy Materials at no charge. Instructions on how to access the Proxy Materials over the internet and how to request a printed copy may be found on the notice.

In addition, any stockholder may request to receive Proxy Materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future Proxy Materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of Annual Meetings on the environment. A stockholder who chooses to receive future Proxy Materials by email will receive an email prior to next year’s annual meeting with instructions containing a link to those materials and a link to the proxy voting website. A stockholder’s election to receive Proxy Materials by email will remain in effect until the stockholder terminates it.

How do I vote?

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For Proposal 1, you may vote “For” or “Withhold” your vote from each individual nominee.

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For Proposal 2, you may vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of April 15, 2024, you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

1.
To vote online during the Annual Meeting, you may also vote in person virtually by attending the meeting through www.proxydocs.com/BOLT. To attend the Annual Meeting and vote your shares, you provide the control number located on your Notice or proxy card.

2.
To vote electronically prior to the Annual Meeting, if you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.

3.
To vote by phone, if you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.

4.
To vote by mail, if you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual Meeting, you may visit www.proxydocs.com/BOLT press the “Attend Meeting” button and follow the instructions. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you via email.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 15, 2024.

What is the quorum requirement?

A quorum of stockholders is necessary to take any action at the meeting, other than to adjourn the meeting. The presence, online or by proxy duly authorized, of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote will constitute a quorum. On April 15, 2024, there were 38,127,740 shares of common stock outstanding and entitled to vote.

Your shares will be counted toward the quorum if you submit a valid proxy or vote online at the Annual Meeting. Abstentions and broker non-votes will also be counted toward the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.

What if I return a proxy card but do not make specific choices?

If you are a stockholder of record and you return a proxy card without marking any voting selections, your shares will be voted:

1.
Proposal 1: “For” election of all two nominees for director.

2.
Proposal 2: “For” the ratification of the audit committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024.

If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in “street name,” and you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct the organization to vote your shares. If you do not give instructions to your broker, bank or other agent, they can vote your shares with respect to “discretionary” items but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may vote your shares held in street name on such proposals. Non-discretionary items are proposals considered non-routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may not vote your shares held in street name on such proposals and the shares will be treated as broker non-votes.

Which ballot measures are considered “routine” or “non-routine”?

Proposal 1 (the election of directors) is considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1. Proposal 2 (the ratification of the selection by the audit committee of PricewaterhouseCoopers LLP, as our independent registered public accounting firm for the year ending December 31, 2024) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will count:

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With respect to Proposal 1, “For” votes and “Withhold” votes, and broker non-votes.

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With respect to Proposal 2, “For” votes, “Against” votes and abstentions.

Abstentions will be counted towards the vote total for Proposal 2, and will have the same effect as “Against” votes. Abstentions will not be counted and will have no effect on the vote total for Proposal 1. Proposal 2 is considered a “routine” matter, accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent has discretionary authority to vote your shares on Proposal 2.

Who will serve as inspector of elections?

William P. Quinn, our Chief Financial Officer and Secretary, will serve as the inspector of elections.

How many votes are needed to approve each proposal?

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For Proposal 1 electing two members of the Board, our bylaws provide for a plurality voting standard for the election of directors. Under this voting standard, the two director nominees receiving the highest number of affirmative votes will be elected as Class III directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

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For Proposal 2 ratifying the audit committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024, the proposal must receive a “For” vote from the majority of the votes cast either online or by proxy at the Annual Meeting and that are entitled to vote on the proposal, with votes cast including votes “Against” and abstentions. This is a routine proposal and therefore we do not expect any broker non-votes.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to the notice and the Proxy Materials, our directors and employees may also solicit proxies online, by telephone or by other means of communication. We will not pay our directors and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding the notice and any other Proxy Materials to beneficial owners.

What does it mean if I receive more than one notice?

If you receive more than one notice, your shares may be registered in more than one name or are registered in different accounts. Please vote by proxy according to each notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. If you are a holder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by delivering written notice of revocation to our Secretary, by submitting a subsequently dated proxy by mail, telephone or the internet in the manner described above under “How do I vote,” or by attending the Annual Meeting and voting in person virtually. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. Your most current proxy card or telephone or internet proxy is the one that is counted.

If you hold your shares in street name, you must follow the instructions provided by your broker, bank or nominee to revoke your voting instructions, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the Annual Meeting and voting in person virtually.

How do I attend the virtual/online Annual Meeting?

Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on April 15, 2024, the Record Date, may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person.

In order to attend the Annual Meeting, you must visit www.proxydocs.com/BOLT. Upon entry of your control number and other required information, you will receive further instructions via email, that provides you with personalized access to attend and participate at the Annual Meeting, to vote and to submit questions during the Annual Meeting.

As part of the attendance process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you may also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the attendance process.

On the day of the Annual Meeting, June 12, 2024, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 11:00 a.m. Pacific Time.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

Submitting questions at the virtual Annual Meeting. Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders. We may answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

The Annual Meeting is being held virtually, so you will not be able to physically attend the meeting because there is no physical venue.

When are stockholder proposals due for next year’s annual meeting?

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2025 Annual Meeting of Stockholders. Any such proposal must be submitted in writing by December 27, 2024, to our Secretary, care of Bolt Biotherapeutics, Inc., at 900 Chesapeake Drive, Redwood City, California, 94063, the address of our principal executive offices. If we change the date of our 2025 Annual Meeting of Stockholders by more than 30 days from the date of the 2024 Annual Meeting of Stockholders, the deadline shall be a reasonable time before we begin to print and send our Proxy Materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that if you wish to submit a proposal that is not to be included in next year’s proxy statement or nominate a director, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by, our Secretary, care of Bolt Biotherapeutics, Inc., at 900 Chesapeake Drive, Redwood City, California, 94063, no earlier than February 12, 2025 and no later than the close of business on March 14, 2025, which notice must contain the information specified in our bylaws. If we change the date of our 2025 Annual Meeting of Stockholders by more than 30 days before, or more than 30 days after, the one-year anniversary of the 2024 Annual Meeting of Stockholders, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the 90th day prior to our 2025 Annual Meeting of Stockholders or, if later, the 10th day following the day on which certain public disclosure as described in our bylaws of the meeting date is made.

In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) no later than April 13, 2025.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same address may receive only one copy of our Form 10-K, Proxy Statement or Notice of Internet Availability of Proxy Materials, unless one or more of these stockholders notifies us that they wish to receive individual copies of such documents. This process potentially means extra convenience for stockholders and cost savings for companies.

If you are a beneficial owner of our common stock, once you receive notice from your broker, bank or other agent that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers. If you wish to receive a separate copy of our Form 10-K, Proxy Statement, or Notice of Internet Availability of Proxy Materials, please direct your written request to our Secretary, care of Bolt Biotherapeutics, Inc., at 900 Chesapeake Drive, Redwood City, California, 94063 or contact our Secretary at (650) 665-9295. Upon written request to us, we will promptly deliver a separate copy of our Form 10-K, Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Stockholders who currently receive multiple copies of our Form 10-K, Proxy Statement or Notice of Internet Availability of Proxy Materials at their address and would like to request householding of their communications should contact their broker, bank or other agent.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced during the live webcast of the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board currently consists of ten directors and is divided into three classes, designated as Class I, Class II and Class III. Under our Amended and Restated Certificate of Incorporation, our Board is authorized to assign its members in office to each class. Each class has a term of three years. There are currently three directors in Class III, Kathleen LaPorte, Richard A. Miller, M.D., and Nicole Onetto, M.D., whose terms of office are scheduled to expire at the 2024 Annual Meeting of Stockholders. Each of Ms. LaPorte and Dr. Onetto have been nominated for election at the 2024 Annual Meeting of Stockholders, at the recommendation of our Nominating and Governance Committee. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal. Dr. Miller's term as director will expire at the 2024 Annual Meeting of Stockholders and he is not standing for re-election. Following the Annual Meeting the size of our Board will be reduced to nine directors.

Any vacancies on our Board resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board. Any director elected to fill a vacancy shall hold office for the remainder of the unexpired term in which the vacancy occurred or newly created directorship was created and until such director’s successor shall have been elected and qualified.

Our bylaws provide for a plurality voting standard for the election of directors. Under this voting standard, the director nominees receiving the highest number of affirmative votes cast at the Annual Meeting are elected as directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below.

If any of Ms. LaPorte and Dr. Onetto become unavailable for election as a result of an unexpected occurrence, shares that would otherwise be voted for such director will be voted for the election of a substitute nominee proposed by the Nominating and Corporate Governance Committee and nominated by the Board. Ms. LaPorte and Dr. Onetto have agreed to serve if elected. Our management has no reason to believe that any of Ms. LaPorte or Dr. Onetto will be unable to serve. If elected at the Annual Meeting, each of Ms. LaPorte or Dr. Onetto will serve until the earliest of the 2027 Annual Meeting of Stockholders, or until their respective successor is elected and qualified, or until their respective death, resignation or removal.

The following are brief biographies of Ms. LaPorte or Dr. Onetto, the nominees for director, and a discussion of their specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee of the Board to recommend each of Ms. LaPorte or Dr. Onetto for director, as of the date of this Proxy Statement.

Name	Position	Age

Kathleen LaPorte	Class III Director	62
Nicole Onetto, M.D.	Class III Director	71

Kathleen LaPorte has served as a member of our Board since December 2020. Ms. LaPorte served as Chief Executive Officer of Nodality Inc. from 2015 to 2016, and as Chief Business Officer from 2014 to 2015. She currently serves as a director of 89bio, CERo Therapeutics Holdings, Inc., Q32 Bio, Precipio Diagnostics, and a private company. From 2005 to 2011, she was a Managing Director of New Leaf Ventures, a spinout from the Sprout Group. From 1993 to 2005, Ms. LaPorte served as a General Partner of the Sprout Group. Ms. LaPorte has a B.S. in Biology from Yale University and an M.B.A. from the Stanford University Graduate School of Business. We believe that Ms. LaPorte is qualified to serve on our Board due to her experience in the biotechnology and biopharmaceutical industries, her substantial professional experience, and the fact that she is a qualified financial expert.

Nicole Onetto, M.D. has served as a member of our Board since December 2021. Since June 2016, Dr. Onetto has served as an independent consultant in oncology, drug development, and translational research. She is currently on the board of directors for Basilea Pharmaceutica AG and previously served on the board at Viracta Therapeutics, Inc. (formerly Sunesis Pharmaceuticals, Inc.). Dr. Onetto received a B.A. from the University of Paris, an M.Sc. in Pharmacology from the University of Montréal, and an M.D. and a Hematology-Oncology Certificate from the University of Paris. We believe that Dr. Onetto is qualified to serve on our Board due to her extensive experience in clinical development and translational research.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2025 Annual Meeting

Laura Berner has served as a member of our Board since December 2022. Since 2022, she has served as Chief Operating Officer of TRexBio, a private, venture-backed biotech company, and previously served as Chief Business Officer from 2020 to 2022. Ms. Berner served as Vice President, Head of Business Development & Investor Relations of Myovant Sciences Gmb from 2018 to 2020. Earlier in her career, she was a member of the business development team at Roche Pharma Partnering, and the transactional law group at Genentech. Ms. Berner began her career as a corporate attorney first at Ropes & Gray LLP, and later in the Office of the General Counsel at Harvard University, advising on general corporate, business development and strategic transactions. Ms. Berner earned a B.A. in Biology from Bryn Mawr College, a J.D. from Stanford Law School, and an M.B.A. from the University of Illinois Urbana-Champaign Gies College of Business. We believe that Ms. Berner is qualified to serve on our Board due to her experience in biopharma industry experience, in leadership roles spanning corporate strategy, business development, investor relations and law.

Frank D. Lee has served as a member of our Board since November 2021. Since January 2024, Mr. Lee has served as the Chief Executive Officer of Pacira Biosciences. Mr. Lee served as Chief Executive Officer of Forma Therapeutics Holdings, Inc. from March 2019 through its acquisition by Novo Nordisk in October 2022. From May 2006 to March 2019, he held various positions at Genentech, Inc., most recently as Senior Vice President, Global Product Strategy and Therapeutic Area Head for the immunology, ophthalmology and infectious diseases. Prior to joining Genentech, Inc., Mr. Lee spent approximately 13 years serving in various roles at Novartis, Janssen and Eli Lilly in engineering, manufacturing, sales/marketing and business development. He previously served on the board of directors of the Genentech Foundation. Mr. Lee received a B.S. in Chemical Engineering from Vanderbilt University and an M.B.A. in Marketing and Finance from the Wharton Graduate School of Business. We believe that Mr. Lee is qualified to serve on our Board due to his experience in shaping treatment paradigms for HER2 breast cancer patients and his commercial leadership in building innovative product strategies.

Brian O’Callaghan has served as a member of our Board since November 2021. Mr. O’Callaghan has served as the Chief Executive Officer and member of the board of directors at Deep Genomics since September 2023. Prior to joining Deep Genomics, Mr. O’Callaghan served as the Chief Executive Officer at ObsEva SA from November 2020 to May 2023, the Chief Executive Officer at Petra Pharma Corporation from May 2017 to May 2020, and as President and Chief Executive Officer at Sonrgy, Inc. from May 2015 to April 2017. Mr. O’Callaghan received an M.B.A. from the Henley School of Business at the University of Reading. We believe that Mr. O’Callaghan is qualified to serve on our Board due to his deep biotechnology and pharmaceutical experience across many therapeutic areas, leading new medicines from concept to commercialization.

Mahendra G. Shah, Ph.D. has served as a member of our Board since September 2016. Dr. Shah has served in various roles at Vivo Capital, LLC, a healthcare focused investment firm, since March 2010, and is currently serving as its Senior Fellow. Dr. Shah currently serves on the boards of directors of Verona Pharma PLC and various private companies. Dr. Shah previously served as a board member of Soleno Therapeutics, Inc., Q32 Bio (formerly Homology Medicines, Inc.), and Aadi Bioscience Inc. Dr. Shah holds a B.S. and M.S. in Pharmacy from L.M. College of Pharmacy in Gujarat, India and a Ph.D. in Pharmaceutical Sciences from St. John’s University. We believe that Dr. Shah is qualified to serve on our Board due to his expertise and experience in the biopharmaceutical industry and his experience in healthcare investing.

Directors Continuing in Office Until the 2026 Annual Meeting

Randall C. Schatzman, Ph.D. has served as our Chief Executive Officer and member of the Board since July 2019. From January 2004 to March 2018, Dr. Schatzman was co-founder and served as President, Chief Executive Officer and a member of the board of directors of Alder BioPharmaceuticals, Inc., a migraine treatment biopharmaceutical company. From 1999 to 2004, Dr. Schatzman served as Senior Vice President of Discovery Research at Celltech R&D, Inc., a wholly-owned subsidiary of Celltech Group plc. From 1995 to 1999, Dr. Schatzman served as Director of Gene Discovery at Mercator Genetics Inc. From 1986 to 1995, Dr. Schatzman served as Section Leader at Roche Bioscience, previously Syntex Corp., a subsidiary of Roche Holdings Ltd. Dr. Schatzman holds a B.S. in Biochemistry from Purdue University and a Ph.D. in Molecular Pharmacology from Emory University. We believe that Dr. Schatzman is qualified to serve on our Board due to his daily insight into corporate matters as our Chief Executive Officer and his extensive background in the biotechnology industry.

Edgar G. Engleman, M.D. has been a member of our board of directors since January 2015. He is a founding member and Chief Scientific Advisor of Vivo Capital, LLC. Dr. Engleman is a Professor of Pathology and Medicine at the Stanford University School of Medicine, where he established and oversees the Stanford Blood Center, directs his immunology research team, and co-directs the Tumor Immunology and Immunotherapy Research Programs at the Stanford Cancer Institute. He is an inventor of multiple patented technologies, has authored more than 300 publications in medical and scientific journals, and trained more than 100 graduate and postgraduate students. Dr. Engleman is the lead inventor of the technology underlying a cancer immunotherapy known as Provenge (Sipulucel-T), which was shown to extend the life of patients who suffer from metastatic prostate cancer. Provenge is the first in the class of personalized immunotherapeutic agents to be FDA approved for the treatment of cancer. Dr. Engleman is the founder or cofounder of a number of biotech companies including Cetus Immune (acquired by Novartis), Genelabs (acquired by GlaxoSmithKline), Dendreon (acquired by Sanpower), and Vivo portfolio companies Medeor, Bolt, and Tranquis. He received his B.A. from Harvard College and earned his M.D. from Columbia University School of Medicine.

James I. Healy, M.D., Ph. D. has served as a member of our Board since January 2021. Dr. Healy has been a General Partner of Sofinnova Investments (formerly Sofinnova Ventures), a biotech investment firm, since June 2000. Dr. Healy currently serves as a director of ArriVent BioPharma, Inc., Natera, Inc., Y-mAbs Therapeutics, Inc. and several private companies. Previously, he served as a board member of Ascendis Pharma A/S, Amarin Corporation, Altamira Therapeutics Ltd (formerly Auris Medical Holding AG), Coherus BioSciences, Inc., PDS Biotechnology Corporation (formerly Edge Therapeutics, Inc.), NuCana PLC, and several private companies. He also previously served as a director on the Board of the National Venture Capital Association (NVCA) and the Board of the Biotechnology Industry Organization (BIO). Dr. Healy holds an M.D. and a Ph.D. in Immunology from Stanford University School of Medicine and holds a B.A. in Molecular Biology and a B.A. in Scandinavian Studies from the University of California, Berkeley. We believe Dr. Healy is qualified to serve on our Board due to his extensive experience in the biopharmaceutical industry, including as a venture capital investor and a member of the boards of directors of other biopharmaceutical companies.

Board Diversity

The Board diversity matrix, below, provides the diversity statistics for our Board. Our previous year’s disclosure can be found in our definitive proxy statement filed with the SEC on April 28, 2023.

Board Diversity Matrix (As of April 26, 2024)

Total Number of Directors	10
	Female	Male
Part I: Gender Identity
Directors	3	7
Part II: Demographic Background
African American or Black	—	—
Alaskan Native or Native American	—	—
Asian	—	2
Hispanic or Latinx	—	—
Native Hawaiian or Pacific Islander	—	—
White	3	5
Two or More Races or Ethnicities	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

information regarding the board of directors and corporate governance

Independence of The Board of Directors

As required under the Nasdaq Stock Market, or Nasdaq, listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable Nasdaq listing standards: Drs. Engleman, Healy, Miller, Onetto, and Shah, Messrs. Lee and O’Callaghan, and Mses. LaPorte and Berner. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. Dr. Schatzman is not considered independent because he is our Chief Executive Officer.

Family Relationships

There are no family relationships among any of the directors or executive officers.

Board Leadership Structure

Dr. Healy has served as our lead independent director since November 2021, and in this role helps reinforce the independence of the Board as a whole. The position of lead independent director has been structured to provide additional leadership for the Board in the absence of a Board Chairperson. The lead independent director is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board meetings, preside over Board meetings, preside over and establish the agendas for meetings of the independent directors, act as liaison between the Chief Executive Officer and the independent directors, approve information sent to the Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to stockholders. In addition, it is the responsibility of the lead independent director to coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, we believe that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, we believe that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Chief Executive Officer, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Audit committee responsibilities also include oversight of cybersecurity risk management, and, to that end, the committee typically meets twice annually with both IT and business personnel responsible for cybersecurity risk management and receives periodic reports from the head of cybersecurity risk management, as well as incidental reports as matters arise. Our nominating and corporate governance committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the entire Board meets with the head of our risk management group at least annually, and the applicable Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from the head of risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the Board’s lead independent director the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Hedging Policy

Under our Insider Trading Policy, our employees, directors and consultants, and their designees may not hedge their ownership of our stock, including but not limited to trading in options, puts, calls, or other derivative instruments related to our stock. Additionally, employees, directors and consultants, and their designees may not purchase our stock on margin, borrow against our stock held in a margin account, or pledge our stock as collateral for a loan.

Meetings of the Board of Directors

The Board met six times and the various committees of the Board met an aggregate of nine times during the year ended December 31, 2023. The audit committee of the Board met four times, the compensation committee of the Board met three times, and the research and development committee met two times. The nominating and corporate governance committee did not hold any meetings in 2023, but did informally caucus during 2023. All members of the Board, attended at least 75% of the aggregate number of meetings of our Board and of the committees on which they served, that were held during the period of the last fiscal year and during which they served on the Board or such committees.

Director Attendance at Annual Meeting

We invite each member of the Board to attend our annual meetings of stockholders. Three of our directors attended our 2023 annual meeting of stockholders, which was held virtually. We do not have a formal policy regarding attendance by members of the Board at our annual meetings.

Limitations of Liability and Indemnification Matters

Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

•
any breach of the director’s duty of loyalty to the corporation or its stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payments of dividends or unlawful stock repurchases or redemptions; or

•
any transaction from which the director derived an improper personal benefit.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated certificate of incorporation authorizes us to indemnify our directors, officers, employees, and other agents to the fullest extent permitted by Delaware law. Our amended and restated bylaws provide that we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law and may indemnify our other employees and agents. Our amended and restated bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in connection with any action, proceeding or investigation. We believe that the amended and restated certificate of incorporation and amended and restated bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, executive officers or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors

The following table sets forth certain information for our directors as of April 15, 2024:

Name	Age	Position(s)
Randall C. Schatzman, Ph.D.	69	Chief Executive Officer and Class II Director
Edgar G. Engleman, M.D.(4)	78	Founder and Class II Director
James I. Healy, M.D., Ph.D.(3)*(4)	59	Lead Independent Director and Class II Director
Laura Berner	49	Class I Director
Kathleen LaPorte(1)*	62	Class III Director
Frank D. Lee(2)(3)	56	Class I Director
Richard A. Miller, M.D.(2)(3)(4)(5)	73	Class III Director
Brian O’Callaghan(1)(2)*	54	Class I Director
Nicole Onetto, M.D.(4)*	71	Class III Director
Mahendra G. Shah, Ph.D.(1)(3)	79	Class I Director

(1)
Member of the audit committee
(2)
Member of the compensation committee
(3)
Member of the nominating and corporate governance committee
(4)
Member of the research and development committee
(5)
Dr. Miller's term as director will expire at the 2024 Annual Meeting of Stockholders and he is not standing for re-election.

* Committee Chairperson

Composition of our Board of Directors

Our Board has established an audit committee, a compensation committee, a nominating and corporate governance committee, and a research and development committee. The composition and responsibilities of each of the committees of our Board are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time. Each committee operates under a charter that has been approved by our board and has the composition and responsibilities described below. The charters for each committee are available at the investor relations section of our website at www.boltbio.com.

Audit Committee

Our audit committee consists of Kathleen LaPorte, Brian O’Callaghan, and Mahendra G. Shah. Our Board reviews the Nasdaq listing standards definition of independence for audit committee members on an annual basis and has determined that each member of the audit committee satisfies the independence requirements under the Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairperson of our audit committee is Ms. LaPorte. Our Board has determined that Ms. LaPorte is an “audit committee financial expert” within the meaning of SEC regulations, based on a qualitative assessment of Ms. LaPorte’s level of knowledge and experience. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each audit committee member’s scope of experience and the nature of their employment.

The primary purpose of the audit committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:

•
helping our Board oversee our corporate accounting and financial reporting processes;
•
reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures;
•
assisting with design and implementation of our risk assessment functions;
•
managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•
reviewing related person transactions;
•
obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law;
•
reviewing the adequacy and effectiveness of our information security policies and practices and the internal controls regarding information security; and
•
approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our compensation committee consists of Frank D. Lee, Richard A. Miller, and Brian O’Callaghan. The chairperson of our compensation committee is Mr. O’Callaghan. Our Board has determined that each member of the compensation committee is independent under the listing standards of Nasdaq, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of our compensation committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors, and other senior management, as appropriate. Specific responsibilities of our compensation committee include:

•
reviewing and recommending to our Board the compensation of our Chief Executive Officer and other executive officers;
•
reviewing and recommending to our Board the compensation of our directors;
•
administering our equity incentive plans and other benefit programs;
•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;
•
reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy; and
•
reviewing and evaluating with the Chief Executive Officer the succession plans for our executive officers.

After taking into consideration the six factors prescribed by the SEC and Nasdaq, the compensation committee engaged Compensia Inc., for the beginning of 2023, and subsequently engaged Aon plc, or Radford, for the remainder of 2023, as compensation consultants. The compensation committee requested that Compensia and Radford:

•
evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and
•
assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, the compensation committee requested that Compensia and Radford develop a comparative group of companies and perform analyses of competitive performance and compensation levels for that group. At the request of the compensation committee, Compensia and Radford also conducted individual interviews with members of the compensation committee and senior management to learn more about the Company’s business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which the Company competes. Compensia and Radford ultimately developed recommendations that were presented to the compensation committee for its consideration. Following an active dialogue with Compensia and Radford, the compensation committee approved the recommendations of Compensia and Radford.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of James I. Healy, Frank D. Lee, Richard A. Miller and Mahendra G. Shah. The chairperson of our nominating and corporate governance committee is Dr. Healy. Our Board has determined that each member of the nominating and corporate governance committee is independent under the listing standards of Nasdaq. Specific responsibilities of our nominating and corporate governance committee include:

•
identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board;
•
considering and making recommendations to our Board regarding the composition and chairmanship of the committees of our Board;
•
reviewing with our Chief Executive Officer the plans for succession to the offices of our executive officers and make recommendations to our Board with respect to the selection of appropriate individuals to succeed to these positions;
•
developing and making recommendations to our Board regarding corporate governance guidelines and matters; and
•
overseeing periodic evaluations of the Board’ performance, including committees of the Board.

Our nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The nominating and corporate governance committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the nominating and corporate governance committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the nominating and corporate governance committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given our current needs and needs our Board, to maintain a balance of knowledge, experience and capability.

Our nominating and corporate governance committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of our Board. In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the nominating and corporate governance committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote.

Communications with the Board of Directors

Historically, we have not provided a formal process related to stockholder communications with our Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by our Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to our Board has been excellent. Nevertheless, during the upcoming year, the nominating and corporate governance committee will give full consideration to the adoption of a formal process for stockholder communications with our Board and, if adopted, publish it promptly and post it to our website.

Research and Development Committee

Our Board has established a research and development committee; the Board has not yet adopted a charter for this committee, which to date has acted in a more informal manner. Our research and development committee consists of Edgar G. Engleman, James I. Healy, Richard A. Miller, and Nicole Onetto. The chairperson of our research and development committee is Dr. Onetto. Our research and development committee met two times during 2023.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. Our code of business conduct and ethics is available under the Corporate Governance section of our website at www.boltbio.com. In addition, we post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code.

Process for Stockholder Nominations

The nominating and corporate governance committee shall have the power and authority to consider recommendations for board nominees and proposals submitted by our stockholders and to establish any policies, requirements, criteria and procedures, including policies and procedures to facilitate stockholder communications with the Board, to recommend to the Board appropriate action on any such proposal or recommendation and to make any disclosures required by applicable law in the course of exercising its authority. At this time, the nominating and corporate governance committee does not have a policy with regard to the consideration of director candidates recommended by stockholders.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation earned for service on our Board during the year ended December 31, 2023. Randall C. Schatzman, Ph.D., our Chief Executive Officer, is also a member of our Board, but did not receive any additional compensation for his service as a director. Dr. Schatzman’s compensation as an executive officer is set forth in “Executive Compensation-Summary Compensation Table.”

	Fees Earned
	or Paid in	Option
Name	Cash ($)	Awards ($)(1)(2)	Total ($)
Laura Berner	35,000	30,590	65,590
Edgar G. Engleman, M.D.(3)	40,000	30,590	70,590
James I. Healy, M.D., Ph.D.	48,000	30,590	78,590
Kathleen LaPorte	50,000	30,590	80,590
Frank D. Lee	44,000	30,590	74,590
Richard A Miller, M.D.(4)	49,000	30,590	79,590
Brian O’Callaghan	52,500	30,590	83,090
Nicole Onetto, M.D.	45,000	30,590	75,590
Mahendra G. Shah, Ph.D.(3)	46,500	30,590	77,090

_____

(1)
The amounts reported in this column do not reflect dollar amounts actually received by the non-employee director. Instead, the amounts reflect the aggregate grant date fair value of the stock options granted to the non-employee directors during 2023 under our 2021 Equity Incentive Plan, computed in accordance with ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the non-employee directors upon the exercise of the stock options or any sale of the underlying shares of common stock. Each non-employee director was granted a stock option to purchase 25,000 shares of common stock with an exercise price of $1.63 per share on the date of our 2023 Annual Meeting of Stockholders.
(2)
As of December 31, 2023, our non-employee directors held the following option awards:

Name	Number of Option Awards
Laura Berner	87,261
Edgar G. Engleman, M.D.	75,000
James I. Healy, M.D., Ph.D.	75,000
Kathleen LaPorte	127,857
Frank D. Lee	114,071
Richard A Miller, M.D.	144,836
Brian O’Callaghan	114,071
Nicole Onetto, M.D.	112,227
Mahendra G. Shah, Ph.D.	75,000
(3)
In 2023, Drs. Engleman and Shah’s director compensation was paid to Vivo Capital VIII, LLC, or Vivo GP. Dr. Engleman is a voting member of Vivo GP and Dr. Shah is a managing member of Vivo PANDA, LLC, as described in the “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” section.
(4)
Dr. Miller's term as director will expire at the 2024 Annual Meeting of Stockholders and he is not standing for re-election.

Non-Employee Director Compensation Policy

We adopted a non-employee director compensation policy which became effective upon the closing of our initial public offering in February 2021 and which was amended and restated in March 2022, pursuant to which our non-employee directors are eligible to receive cash and equity compensation for service on our Board and committees of our Board. Each non-employee director is entitled to receive an annual cash retainer of $35,000 for serving on our Board.

The chairperson of our Board is entitled to a cash retainer of $65,000 in lieu of the annual retainer received by other non-employee directors.

The chairperson and members of the following three committees of our Board are entitled to the following additional annual cash retainers:

Board Committee	Chairperson Fee ($)	Member Fee ($)
Audit Committee	15,000	7,500
Compensation Committee	10,000	5,000
Nominating and Corporate Governance Committee	8,000	4,000
Research and Development Committee	10,000	5,000

All annual cash retainers are payable in equal quarterly installments in arrears, on the last day of each fiscal quarter for which the service occurred, prorated based on the number of days served in the applicable fiscal quarter, provided that for the fiscal quarter which includes the closing date of our initial public offering, the cash compensation amounts will be prorated based on the number of days served in such fiscal quarter commencing on the closing date of our initial public offering.

Each new non-employee director who joins our Board will receive an option to purchase [50,000] shares of our common stock under our 2021 Plan. The shares subject to this option will vest on a monthly basis over 36 months commencing on the grant date, subject to the non-employee director’s continuous service with us on each applicable vesting date. Such newly joining director will also receive a prorated initial annual option grant consisting of an option to purchase a number of shares of our common stock determined by multiplying [25,000] by the percentage obtained by dividing the number of calendar days from the date such new director joins us to the date of the next scheduled annual stockholder meeting by the total number of calendar days scheduled to follow the date of the last annual stockholder meeting through the date of the next annual stockholder meeting. Such prorated initial annual option will vest in full on the date immediately preceding the date of next annual stockholder meeting, subject to the non-employee director’s continuous service through such vesting date.

On the date of each annual meeting of our stockholders held in 2022 and 2023, each continuing non-employee director received an option to purchase 25,000 shares of our common stock under the 2021 Plan, vesting on the earlier of the one-year anniversary of the grant date or the date immediately prior to the next annual stockholder meeting date, subject to the non-employee director’s continuous service with us on the applicable vesting date. Commencing with our 2024 Annual Meeting of Stockholders, on the date of each annual meeting of our stockholders, each continuing non-employee director will receive an option to purchase 22,000 shares of our common stock under the 2021 Plan, vesting on the one-year anniversary of the grant date or the date immediately prior to the next annual stockholder meeting date, subject to the non-employee director’s continuous service with us on the applicable vesting date.

The exercise price per share of each stock option granted under the non-employee director compensation policy will be the closing price of our common stock as reported by Nasdaq on the date of grant. Each stock option will have a term of ten years from the date of grant, subject to earlier termination in connection with a termination of the non-employee director’s continuous service with us. Each stock option and other equity award granted to our non-employee directors is also entitled to immediate vesting acceleration upon a change in control if the non-employee director remains in our continued services through the date of such change in control.

Each non-employee director is subject to an annual director compensation limit. In any one-year period measured as commencing on the date of each annual meeting of stockholders that is held following the closing of our initial public offering and ending on the day immediately prior to the date of the subsequent annual meeting of stockholders, the aggregate value of all compensation granted or paid to each non-employee director may not exceed (i) $1,000,000 in total value or (ii) in the event such non-employee director is first appointed or elected during such annual period, $1,500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair market value for financial reporting purposes.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The audit committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the audit committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board, or PCAOB, and to issue a report thereon.

The audit committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2023, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. The audit committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the PCAOB and SEC. The audit committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2023 Annual Report on Form 10-K for filing with the SEC. The audit committee also appointed PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 and is seeking ratification of such selection by the Company’s stockholders at the Annual Meeting.

AUDIT COMMITTEE

Kathleen LaPorte (Chairperson)

Brian O’Callaghan

Mahendra G. Shah, Ph.D.

April 26, 2024

The foregoing report of the audit committee of the Board of the directors does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our Board has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements for each of our fiscal years since the year ended December 31, 2019. Representatives of PricewaterhouseCoopers LLP are expected to be present at the virtual Annual Meeting. During the webcast, they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions submitted online.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the audit committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in our best interests and our stockholders’ best interest.

The affirmative vote of the holders of a majority of the shares of our common stock present online or represented by proxy at the Annual Meeting and entitled to cast votes on this proposal will be required to ratify the selection of PricewaterhouseCoopers LLP for the year ending December 31, 2024. Abstentions will be counted as votes cast on this proposal and will have the same effect as “Against” votes. No broker non-votes are expected to exist in connection with this proposal.

Independent Registered Public Accounting Firm Fees and Services

The following table provides information regarding the fees incurred by PricewaterhouseCoopers LLP during the years ended December 31, 2023 and 2022. The audit committee pre-approved all of the fees described below:

	Years Ended December 31,
	2023	2022
Audit fees(1)	$895,000	$1,092,000
Audit-related fees	—	—
Tax fees(2)	41,200	109,500
All other fees(3)	2,000	5,400
Total fees	$938,200	$1,206,900

(1)
Audit fees consist of fees professional services rendered for the annual audit of our financial statements, the review of our interim financial statements, and comfort letters, consents and assistance with and review of documents filed with the SEC.
(2)
Tax fees consists of fees for services provided for tax consultation services.
(3)
Consist of fees for products and services other than the services described above. All other fees for the year ended December 31, 2023 and 2022 were related to annual subscription to accounting literature and tools.

Pre-Approval Policies and Procedures

The audit committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the audit committee.

The audit committee at least annually reviews and provides general pre-approval for the services that may be provided by the independent registered public accounting firm; the term of the general pre-approval is 12 months from the date of approval, unless the audit committee specifically provides for a different period. If the audit committee has not provided general pre-approval, then the type of service requires specific pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to its chairperson. The chairperson must report any pre-approval decisions to the full audit committee at its next scheduled meeting. The annual audit services, engagement terms, and fees are subject to the specific pre-approval of the audit committee. All services performed and related fees billed by PricewaterhouseCoopers LLP during 2023 and 2022 were pre-approved by the audit committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 28, 2024, for:

•
each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock;
•
each of our named executive officers;
•
each of our directors and nominees for director; and
•
all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 38,127,740 shares of common stock outstanding as of March 28, 2024. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options and warrants held by the person that are currently exercisable, or exercisable within 60 days of March 28, 2024. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Bolt Biotherapeutics, Inc., 900 Chesapeake Drive, Redwood City, California 94063. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares Beneficially
	Owned
Name of Beneficial Owner	Shares	%
Principal Stockholders
Tang Capital Management, LLC(1)	3,652,244	9.6
Entities affiliated with Vivo Capital(2)	3,521,291	9.2
Entities affiliated with Pivotal bioVenture Partners Fund I, L.P.(3)	3,058,419	8.0
Sofinnova Venture Partners X, L.P.(4)	2,754,437	7.2
Entities affiliated with Citadel Advisors LLC(5)	2,458,958	6.4
Directors and Executive Officers
Randall C. Schatzman, Ph.D.(6)	2,306,458	5.7
William P. Quinn(7)	667,699	1.7
Edith A. Perez, M.D.(8)	693,595	1.8
Grant Yonehiro(9)	646,864	1.7
Edgar G. Engleman, M.D.(10)	3,343,286	8.8
Laura Berner(11)	35,872	*
James I. Healy, M.D., Ph.D.(12)	2,804,437	7.3
Kathleen LaPorte(13)	104,057	*
Frank D. Lee(14)	80,738	*
Richard A. Miller, M.D.(15)	101,410	*
Brian O’Callaghan(14)	80,738	*
Nicole Onetto, M.D.(16)	77,505	*
Mahendra G. Shah, Ph.D.(17)	1,498,286	3.9
All directors and executive officers as a group (13 persons)(18)	12,440,945	30.9

* Represents beneficial ownership of less than 1%.

(1)
Based on the Schedule 13G/A filing on February 14, 2024, reporting beneficial ownership as of December 31, 2023. The Schedule 13G/A provides information only as of December 31, 2023, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2023 and March 28, 2024. Tang Capital Management, LLC (“Tang Capital Management”) is the general partner of Tang Capital Partners, LP (“Tang Capital Partners”), and Kevin Tang is the manager of Tang Capital Management. Tang Capital Management, Tang Capital Partners, and Kevin Tang shares voting and dispositive power over shares held by Tang Capital Management. The address for this entity is 4747 Executive Drive, Suite 210, San Diego, CA 92121.
(2)
Consists of: (i) 1,821,483 shares of common stock held directly by Vivo Capital Fund VIII, L.P., of which Vivo Capital VIII, LLC (“Vivo GP”) is the general partner; (ii) 251,522 shares of common stock held directly by Vivo Capital Surplus Fund VIII, L.P., of which Vivo GP is the general partner; and (iii) 1,448,286 shares of common stock held directly by Vivo PANDA Fund, L.P. (“Vivo PANDA LP”), of which Vivo PANDA, LLC (“Vivo PANDA GP”) is the general partner. The voting members of Vivo GP are Michael Chang, Frank Kung, Edgar Engleman, Shan Fu, and Jack Nielsen. Dr. Engleman is a member of our board of directors. The voting members of Vivo PANDA GP are Michael Chang, Frank Kung, and Mahendra G. Shah. Dr. Shah is a member of our board of directors. The principal business address of Vivo Capital is 192 Lytton Avenue, Palo Alto, CA 94301.
(3)
Consists of (i) 1,891,467 shares of common stock held directly by Pivotal bioVenture Partners Fund I G.P., L.P. (“Pivotal GP”); (ii) 1,066,952 shares of common stock held directly by NFLS Beta Limited (“NFLS”); and (iii) 100,000 shares of common stock held directly by Permwell Management Limited (“Permwell”). Pivotal GP is the general partner of Pivotal bioVenture Partners Fund I, L.P. (“Pivotal”), and Pivotal bioVenture Partners Fund I U.G.P. Ltd. (the “Ultimate General Partner”) is the general partner of Pivotal GP. Based on the Schedule 13D/A filing on February 14, 2024, reporting beneficial ownership as of December 31, 2023. The Schedule 13D/A provides information only as of December 31, 2023, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2023 and March 28, 2024. Ultimate General Partner is wholly-owned by Pivotal Partners Ltd (“Pivotal Partners”). Pivotal Partners is wholly-owned by Pivotal Life Sciences Holdings Limited (“Pivotal Life Sciences,” and together with Pivotal, Pivotal GP, Ultimate General Partner, and Pivotal Partners, the “Pivotal Entities”). Pivotal Life Sciences is wholly owned by Nan Fung Life Sciences Holdings Limited (“Nan Fung Life Sciences”), and Nan Fung Life Sciences is wholly-owned by NF Investment Holdings Limited (“NFIHL”), which is wholly owned by Nan Fung Group Holdings Limited (“NFGHL”). Permwell is wholly-owned by NFIHL. NFLS is wholly-owned by NFLS Platform Holdings Limited (“NFLS Platform”), which is wholly-owned by Nan Fung Life Sciences. The members of the Executive Committee of NFGHL make investment decisions with respect to the securities of the Issuer held by Pivotal, Permwell, and NFLS. Kam Chung Leung, Frank Kai Shui Seto, Vincent Sai Sing Cheung, Pui Kuen Cheung, Vanessa Tih Lin Cheung, Meng Gao, Hequing Huang and Chun Wai Nelson Tang are the members of the Executive Committee of NFGHL. The address of the principal business office of each of the Pivotal Entities is 501 Second Street, Suite 200, San Francisco, California 94107. The principal business address of NFGHL and Permwell is 23rd Floor, Nan Fung Tower, 88 Connaught Road Central and 173 Des Voeux Road Central, Central, Hong Kong. The registered office address of NFIHL is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Island.
(4)
Consists of 2,754,437 shares of common stock held directly by Sofinnova Venture Partners X, L.P. (“SVP X”). Sofinnova Management X, L.P. (“SM X LP”) is the general partner of SVP X and Sofinnova Management X-A, L.L.C. ("SM X LLC") is the general of SM X LP and each may be deemed to have sole voting, investment and dispositive power with respect to the shares held by SVP X. James I. Healy and Maha Katabi are managing members of SM X LP and may be deemed to have shared voting, investment and dispositive power over the shares owned by SVP X. Such persons disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. Dr. Healy, a member of our board of directors, is a general partner at Sofinnova Investments, Inc. The address for SM X is 3000 Sand Hill Road, Bldg. 4, Suite 250, Menlo Park, CA 94025.
(5)
Consists of (i) 2,367,482 shares of common stock held directly by Citadel Multi-Strategy Equities Master Fund Ltd. (“CM”); and (ii) 91,476 shares of common stock held directly by Citadel Securities LLC (“Citadel Securities”). Based on the Schedule 13G/A filing on February 14, 2024, reporting beneficial ownership as of December 31, 2023. The Schedule 13G/A provides information only as of December 31, 2023, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2023 and March 28, 2024. Citadel Advisors LLC ("Citadel Advisors") acts as the portfolio manager of CM. Citadel Advisors Holdings LP ("CAH") is the sole member of Citadel Advisors, and Citadel GP LLC ("CGP") is the general partner of CAH. Citadel Securities Group LP ("CALC4") is the non-member manager of Citadel Securities. Citadel Securities GP LLC ("CSGP") is the general partner of CALC4. Kenneth Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP and may be deemed to share voting and dispositive power over shares held by CM and Citadel Securities. The address for this entity is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.
(6)
Consists of: (i) 10,359 shares of common stock; and (ii) 2,296,099 shares issuable pursuant to stock options exercisable within 60 days of March 28, 2024.

(7)
Consists of: (i) 36,272 shares of common stock; and (ii) 631,427 shares issuable pursuant to stock options exercisable within 60 days of March 28, 2024.
(8)
Consists of: (i) 46,612 shares of common stock; and (ii) 646,983 shares issuable pursuant to stock options exercisable within 60 days of March 28, 2024.
(9)
Consists of: (i) 8,918 shares of common stock; and (ii) 637,946 shares issuable pursuant to stock options exercisable within 60 days of March 28, 2024.
(10)
Consists of: (i) 577,425 shares of common stock held directly by the Engleman Family Trust; (ii) 321,428 shares of common stock held directly by the Erik Nathan Engleman Irrevocable Trust dated December 6, 2012; (iii) 321,428 shares of common stock held directly by the Jason Engleman Irrevocable GST Trust dated December 06, 2012; (iv) 1,821,483 shares of common stock held directly by Vivo GP.; (v) 251,522 shares of common stock held directly by Vivo Capital Surplus Fund VIII, L.P.; and (vi) 50,000 shares issuable pursuant to stock options exercisable by Dr. Engleman within 60 days of March 28, 2024. Dr. Engleman is trustee of the Engleman Family Trust. Dr. Engleman’s spouse is the trustee of the Erik Nathan Engleman Irrevocable Trust and the Jason Engleman Irrevocable GST Trust. Vivo GP is the general partner of both Vivo Capital Fund VIII, L.P. and Vivo Capital Surplus Fund VIII, L.P. The voting members of Vivo GP are Michael Chang, Frank Kung, Edgar Engleman, Shan Fu, and Jack Nielsen, and may be deemed to have shared voting and dispositive power over the shares owned by both Vivo Capital Fund VIII, L.P. and Vivo Capital Surplus Fund VIII, L.P.
(11)
Consists of 35,872 shares issuable pursuant to stock options exercisable within 60 days of March 28, 2024.
(12)
Consists of 2,754,437 shares of common stock held directly by SVP X; and (ii) 50,000 shares issuable pursuant to stock options exercisable by Dr. Healy within 60 days of March 28, 2024. SM X LP is the general partner of SVP X and Dr. Healy is a managing member of SM X LP. Dr. Healy disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.
(13)
Consists of: (i) 1,200 shares of common stock; and (ii) 102,857 shares issuable pursuant to stock options exercisable within 60 days of March 28, 2024.
(14)
Consists of 80,738 shares issuable pursuant to stock options exercisable within 60 days of March 28, 2024.
(15)
Consists of: (i) 15,602 shares of common stock; and (ii) 85,808 shares issuable pursuant to stock options exercisable within 60 days of March 28, 2024.
(16)
Consists of 77,505 shares issuable pursuant to stock options exercisable within 60 days of March 28, 2024.
(17)
Consists of: (i) 1,448,286 shares of common stock held directly by Vivo PANDA LP; and (ii) 50,000 shares issuable pursuant to stock options exercisable by Dr. Shah within 60 days of March 28, 2024. Dr. Shah is a managing member of Vivo PANDA GP and has shared voting and dispositive power over the shares owned by Vivo PANDA LP. Dr. Shah disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.
(18)
Consists of: (i) 7,614,972 shares of common stock directly or indirectly held by all current executive officers and directors as a group; and (ii) 4,825,973 shares of common stock issuable pursuant to options exercisable within 60 days of March 28, 2024.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of April 15, 2024.

Name	Age	Position(s)
Randall C. Schatzman, Ph.D.	69	Chief Executive Officer and Director
William P. Quinn	53	Chief Financial Officer
Edith A. Perez, M.D.	67	Chief Medical Officer
Grant Yonehiro	60	Chief Business Officer

Biographical information with regard to Dr. Schatzman is presented under "Proposal No. 1—Election of Directors" in this Proxy Statement.

William P. Quinn has served as our Chief Financial Officer since May 2020. From November 2017 to May 2020, Mr. Quinn served as Chief Financial Officer and Senior Vice President, Finance and Corporate Development, of Sunesis Pharmaceuticals, Inc. (acquired by Viracta Therapeutics, Inc.), a biopharmaceutical company. From 2011 to November 2017, Mr. Quinn served as President and Chief Executive Officer of Bullet Biotechnology, Inc., a biotechnology company. From 2003 to 2011, Mr. Quinn served in various positions at Jazz Pharmaceuticals, Inc. From 2001 to 2002, Mr. Quinn served as Chief Operating Officer and Chief Financial Officer at Novation Biosciences. From 1999 to 2001, Mr. Quinn served as Associate Partner at Mobius Venture Capital, an early-stage venture capital fund. From 2011 to 2021, Mr. Quinn served on the board of directors of A Foundation Building Strength, a non-profit dedicated to finding treatments for Nemaline Myopathy. Mr. Quinn holds a B.A. and M.A. from Stanford University and an M.B.A. from Stanford Graduate School of Business.

Edith A. Perez, M.D. has served as our Chief Medical Officer since April 2020. From 2015 to 2018, Dr. Perez served as Vice President and Head of the U.S. BioOncology Medical Unit of Genentech, Inc., a biotechnology company. From 2011 to 2015, Dr. Perez served in multiple senior leadership positions within the National Cancer Institute, including the Alliance for Clinical Trials in Oncology, Vice President and Group Vice Chair. Since 1995, Dr. Perez has held various positions at the Mayo Clinic, including Deputy Director at Large for the Mayo Clinic Cancer Center, and Supplemental Consultant in the Departments of Hematology/Oncology and Cancer Biology, Director of the Breast Cancer Translational Genomics Program and Professor of Medicine. From 2014 to 2018, Dr. Perez served as a member of the board of directors for the American Association for Cancer Research. Dr. Perez received a B.S. in Biology from the University of Puerto Rico, Rio Piedras and an M.D. from the University of Puerto Rico Medical School. Dr. Perez did her residency training in Internal Medicine at Loma Linda University and completed a Fellowship in Hematology/Oncology at the University of California at Davis. Dr. Perez is board certified in Internal Medicine, Hematology and Oncology.

Grant Yonehiro has served as our Chief Business Officer since November 2016. From February 2016 to November 2016, Mr. Yonehiro served as Interim Chief Commercial Officer at Vium, Inc., a private biotechnology company. From 2013 to January 2016, Mr. Yonehiro served as Chief Business Officer at Berkeley Lights, a public biotechnology company that merged and was acquired by Bruker. From 2009 to 2013, Mr. Yonehiro served as Chief Executive Officer and President at Perseid Therapeutics LLC, which was acquired by Astellas Pharma, Inc. in 2011. From 2003 to 2009, Mr. Yonehiro served as Chief Business Officer and Senior Vice President at Maxygen, Inc., a public biopharmaceutical company. From 1997 to 2003, Mr. Yonehiro served in various roles at GenVec, Inc., most recently serving as its Vice President, Drug Development. Mr. Yonehiro received a B.I.S. in Business, Economics and International Relations from the University of Minnesota, Twin Cities and an M.B.A. from the University of California at Berkeley.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents all of the compensation awarded to, earned by or paid to our named executive officers, consisting of our principal executive officer and three other most highly compensated officers serving at the end of such year, during the years ended December 31, 2023 and 2022:

Name	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Randall C. Schatzman, Ph.D.	2023	599,100	263,700	(2)	877,929	9,900	(4)	1,750,629
Chief Executive Officer	2022	564,100	253,845	(3)	1,406,097	11,370	(5)	2,235,412

William P. Quinn	2023	441,800	159,100	(2)	301,375	9,900	(6)	912,175
Chief Financial Officer	2022	422,775	160,655	(3)	468,699	11,130	(7)	1,063,259

Edith A. Perez, M.D.	2023	486,640	170,400	(2)	301,375	24,300	(8)	982,715
Chief Medical Officer	2022	467,920	173,130	(3)	468,699	27,270	(9)	1,137,019

Grant Yonehiro	2023	415,050	149,600	(2)	274,854	—		839,504
Chief Business Officer	2022	386,650	146,927	(3)	424,061	11,130	(10)	968,768

(1)
The amounts reported in this column do not reflect dollar amounts actually received by the executive officer. Instead, the amounts reflect the aggregate grant date fair value of the stock options granted to the executive officer during 2023 or 2022, as applicable under our 2021 Equity Incentive Plan, computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our financial statements in our Form 10-K.
(2)
Represents amounts earned in 2023, which will be paid in 2024. Dr. Schatzman’s 2023 bonus is solely based on company performance goals, while the 2023 annual performance bonuses for the other officers are based on a combination of company performance goals and personal bonus achievements. For 2023, the compensation committee of our Board determined that the Company had achieved 80% of its corporate goals. Accordingly, Dr. Schatzman was entitled to 80% of his target bonus. The 2023 personal bonus achievement was determined to be 95% for Dr. Perez and 100% for Messrs. Quinn and Yonehiro.
(3)
Represents amounts earned in 2022, which were paid in 2023. Dr. Schatzman’s 2022 bonus was solely based on company performance goals, while the 2022 annual performance bonuses for the other officers were based on a combination of company performance goals and personal bonus achievements. For 2022, the compensation committee of our Board determined that the Company had achieved 90% of its corporate goals. Accordingly, Dr. Schatzman was entitled to 90% of his target bonus. The 2022 personal bonus achievement was determined to be 95% for Dr. Perez and 100% for Messrs. Quinn and Yonehiro.
(4)
Dr. Schatzman received $9,900 in 401(k) match.
(5)
Dr. Schatzman received $9,150 in 401(k) match and $2,220 for electronics stipend.
(6)
Mr. Quinn received $9,900 in 401(k) match.
(7)
Mr. Quinn received $9,150 in 401(k) match and $1,980 for electronics stipend.
(8)
Dr. Perez received $9,900 in 401(k) match, $12,000 for commuting stipend and $2,400 for waiver of healthcare insurance.
(9)
Dr. Perez received $9,150 in 401(k) match, $12,000 for commuting stipend, $3,720 for electronics stipend, and $2,400 for waiver of healthcare insurance.
(10)
Mr. Yonehiro received $9,150 in 401(k) match and $1,980 for electronics stipend.

Outstanding Equity Awards as of December 31, 2023

The following table presents the outstanding equity incentive plan awards held by each named executive officer as of December 31, 2023:

				Option Awards

				Number of	Number of
				Securities	Securities
				Underlying	Underlying
				Unexercised	Unexercised	Option
		Vesting		Options	Options	Exercise	Option
		Commencement		Exercisable	Unexercisable	Price	Expiration
Name	Grant Date	Date(1)		(#)	(#)	($)(2)	Date
Randall C. Schatzman, Ph.D.	9/6/2019	7/15/2019		791,185	—	2.73	9/5/2029
	9/3/2020	9/3/2020	(3)	100,000	—	4.34	9/2/2030
	9/3/2020	1/15/2021	(3)	178,571	—	4.34	9/2/2030
	2/4/2021	2/4/2021	(3)	340,000	—	20.00	2/3/2031
	2/18/2022	1/1/2022	(4)	402,500	227,500	3.08	2/17/2032
	2/27/2023	1/1/2023	(4)	222,527	505,743	1.59	2/26/2033
William P. Quinn	7/29/2020	5/4/2020	(5)	135,098	17,203	2.80	7/28/2030
	9/3/2020	9/3/2020	(3)	35,714	—	4.34	9/2/2030
	9/3/2020	1/15/2021	(3)	42,857	—	4.34	9/2/2030
	2/4/2021	2/4/2021	(3)	100,000	—	20.00	2/3/2031
	2/18/2022	1/1/2022	(4)	134,167	75,833	3.08	2/17/2032
	2/27/2023	1/1/2023	(4)	76,389	173,611	1.59	2/26/2033
Edith A. Perez, M.D.	7/29/2020	4/1/2020	(5)	170,536	18,750	2.80	7/28/2030
	9/3/2020	9/3/2020	(3)	12,142	—	4.34	9/2/2030
	9/3/2020	1/15/2021	(3)	45,000	—	4.34	9/2/2030
	2/4/2021	2/4/2021	(3)	100,000	—	20.00	2/3/2031
	2/18/2022	1/1/2022	(4)	134,167	75,833	3.08	2/17/2032
	2/27/2023	1/1/2023	(4)	76,389	173,611	1.59	2/26/2033
Grant Yonehiro	1/18/2017	11/1/2016		64,285	—	2.10	1/17/2027
	1/17/2018	11/1/2016		13,207	—	2.03	1/16/2028
	4/4/2018	2/14/2018		16,444	—	2.03	4/3/2028
	1/11/2019	7/23/2018		33,075	—	2.24	1/10/2029
	11/13/2019	7/2/2019		92,857	—	2.73	11/12/2029
	9/3/2020	9/3/2020	(3)	12,142	—	4.34	9/2/2030
	9/3/2020	1/15/2021	(6)	30,714	—	4.34	9/2/2030
	2/4/2021	2/4/2021	(3)	100,000	—	20.00	2/3/2031
	2/18/2022	1/1/2022	(4)	121,389	68,611	3.08	2/17/2032
	2/27/2023	1/1/2023	(4)	69,667	158,333	1.59	2/26/2033

(1)
The unvested shares underlying these options become subject to accelerated vesting as described in “Executive Compensation—Severance and Change in Control Plan” below.
(2)
All of the option awards were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant, as determined in good faith by our Board or compensation committee.
(3)
This stock option is early exercisable and, to the extent shares subject to this option are issued and unvested as of a given date, such shares will remain subject to a right of repurchase held by us. As of December 31, 2023, the named executive officer had not early exercised the option.
(4)
1/36th of the shares subject to the option vest monthly measured from the vesting commencement date.
(5)
Twenty-five percent of the shares subject to the option vest on the one-year anniversary of the vesting commencement date and 1/48th of the shares subject to the option vest monthly thereafter.
(6)
This option is immediately exercisable and vests monthly over a four-year period beginning upon the closing of our Series C-2 financing on January 15, 2021. As of December 31, 2023, the named executive officer had not early exercised the option.

Emerging Growth Company Status

We are an emerging growth company, as defined in the JOBS Act. As an emerging growth company, we are exempt from certain requirements related to executive compensation, including, but not limited to, the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by us during the year ended December 31, 2023. Our Board may elect to provide our officers and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Pension and Defined Benefit Plan Retirement Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or defined benefit retirement plan sponsored by us during 2023.

Health and Welfare Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers.

401(k) Plan

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The 401(k) plan is intended to qualify as a tax-qualified plan under the Internal Revenue Code. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We make matching contributions of up to 3% of the eligible employees’ compensation to the 401(k) plan, subject to the maximum eligible salary allowable under the Internal Revenue Code.

Employment Arrangements

The employment agreements and offer letters with our executive officers generally provide for at-will employment and set forth the executive officer’s initial base salary, annual target bonus and eligibility to participate in our employee benefit plans. In addition, each of our executive officers has executed our standard confidential information and invention assignment agreement. The key terms of these agreements are described below.

Randall C. Schatzman, Ph.D.

In June 2019, we entered into an offer letter with Dr. Schatzman, which governs the terms of his employment with us. For 2023, Dr. Schatzman was entitled to an annual base salary of $599,100 and was eligible to receive an annual performance bonus with a target amount of 55% of his annual base salary, payable based on the achievement of certain annual performance milestones or objectives as agreed by and between him and the Board on an annual basis, and subject to his continued employment through the time of payment of the bonus. For 2024, Dr. Schatzman is entitled to an annual base salary of $623,100 and is eligible to receive an annual performance bonus with a target amount of 55% of his annual base salary, payable 100% based on the achievement of certain Company performance milestones or objectives as agreed by the Board. Dr. Schatzman is also eligible to receive potential termination or change in control payments pursuant to the Severance and Change in Control Plan, or the Severance Plan, as described in “—Potential Payments upon Termination or Change in Control” below.

William P. Quinn

In April 2020, we entered into an offer letter with Mr. Quinn, which governs the terms of his employment with us. For 2023, Mr. Quinn was entitled to an annual base salary of $441,800 and was eligible to receive an annual performance bonus with a target amount of 40% of his annual base salary, based on his achievement of certain individual and company performance goals and his continued employment through the time of payment of the bonus. For 2024, Mr. Quinn is entitled to an annual base salary of $459,500 and is eligible to receive an annual performance bonus with a target amount of 40% of his annual base salary, based on his achievement of Company performance goals (50%) related to clinical, pipeline development, and financing milestones and objectives, and individual performance goals (50%). Mr. Quinn is also eligible to receive potential termination or change in control payments pursuant to the Severance Plan, as described in “—Potential Payments upon Termination or Change in Control” below.

Edith A. Perez, M.D.

In March 2020, we entered into an offer letter with Dr. Perez, which governs the terms of her employment with us. For 2023, Dr. Perez was entitled to an annual base salary of $486,640 and was eligible to receive an annual performance bonus with a target amount of 40% of her annual base salary, based on her achievement of certain individual and company performance goals and her continued employment through the time of payment of the bonus. Dr. Perez is also entitled to receive a $1,000 monthly travel allowance. For 2024, Dr. Perez is entitled to an annual base salary of $506,100 and is eligible to receive an annual performance bonus with a target amount of 40% of her annual base salary, based on her achievement of Company performance goals (50%) related to clinical, pipeline development, and financing milestones and objectives, and individual performance goals (50%). Dr. Perez is also eligible to receive potential termination or change in control payments pursuant to the Severance Plan, as described in “—Potential Payments upon Termination or Change in Control” below.

Grant Yonehiro

In October 2016, we entered into an offer letter with Mr. Yonehiro, which governs the terms of his employment with us. For 2023, Mr. Yonehiro was entitled to an annual base salary of $415,050 and was eligible to receive an annual performance bonus with a target amount of 40% of his annual base salary, based on his achievement of certain annual performance milestones, as determined by us, and subject to his continued employment through the time of payment of the bonus. For 2024, Mr. Yonehiro is entitled to an annual base salary of $431,700 and is eligible to receive an annual performance bonus with a target amount of 40% of his annual base salary, based on his achievement of Company performance goals (50%) related to clinical, pipeline development, and financing milestones and objectives, and individual performance goals (50%). Mr. Yonehiro is also eligible to receive potential termination or change in control payments pursuant to the Severance Plan, as described in “—Potential Payments upon Termination or Change in Control” below.

Potential Payments upon Termination or Change in Control

Severance and Change in Control Plan

The Severance and Change in Control Plan, or the “Severance Plan”, provides severance benefits to each of our employees selected for participation in the Severance Plan, subject to execution of a participation agreement for the Severance Plan. Each of our executive officers and vice presidents, including our named executive officers, are participants in the Severance Plan. The benefits provided under the Severance Plan supersede any similar severance benefits described in a participant’s offer letter or employment agreement. Participants in our Severance Plan are entitled to receive continued payment of their base salary (12 months for our Chief Executive Officer, nine months for our other executive officers and senior vice presidents, and six months for our vice presidents and all other participants so designated by our Board) upon either an involuntary termination without cause or a resignation for good reason (as each such term is defined in the Severance Plan) following such termination. In addition, each participant with a qualifying termination is also eligible for payment of continued group health plan premiums during the period of base salary continuation, a prorated bonus at the target level for the year of termination, and an additional amount equal to any then earned but unpaid performance bonus for the calendar year preceding such termination.

In the event that an involuntary termination without cause or a resignation for good reason occurs in the period commencing three months prior to and ending 12 months following a change in control, the participant will be entitled to receive a lump sum cash payment (equal to 18 of months base salary for our Chief Executive Officer, 15 months of base salary for our other executive officers, 12 months of base salary for our senior vice presidents and nine months of base salary for our vice presidents and all other participants so designated by our Board) and a lump sum cash payment in respect of such participant’s target annual cash bonus (such payment at 150% of the annual target amount for our Chief Executive Officer, 125% of target for our other executive officers, 100% of target for our senior vice presidents, or 75% of target for our vice presidents and all other participants so designated by our Board). In addition, each such participant with a qualifying change in control termination is also eligible for payment of continued group health plan premiums for a period of time equal to the number of months of base salary severance that is paid in a lump sum as specified above. Also, in the event of a change in control termination, the unvested portion of any equity awards granted to any participant will fully vest and become exercisable at the later of such participant’s execution of a release or the effective date of such change in control. All such severance benefits are subject to the participant signing a general release of all known and unknown claims in substantially the form provided in the Severance Plan, as well as the participant’s compliance with certain post-termination restrictive covenants.

Our Chief Executive Officer is also entitled to immediate vesting acceleration of any equity awards granted to our Chief Executive Officer if the Chief Executive Officer continues to provide services to the Company through the date of such change in control.

Insider Trading and Rule 10b5-1 Trading Guidelines

We maintain an Insider Trading Policy that covers all of our directors, executive officers, employees and consultants, which sets forth restrictions and procedures related to trading in the Company’s securities on the basis of material nonpublic information. Our Insider Trading Policy also describes instances where certain persons, including our directors and executive officers, must obtain prior approval before engaging in a transaction in our securities. In addition, our Insider Trading Policy sets forth restrictions for trading blackout periods applicable to covered insiders, as well as limited exceptions to such restrictions. Our Insider Trading Policy also makes clear that hedging and short positions by covered insiders in our securities is prohibited.

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without subsequent direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. The SEC recently promulgated a new rule related to the adoption and modification of Rule 10b5-1 trading plans by directors and officers of registrants, which became effective on February 27, 2023. On April 4, 2023, the Board approved the Amended and Restated Rule 10b5-1 Trading Guidelines in accordance with the new SEC rule. The Amended and Restated Rule 10b5-1 Trading Guidelines apply to our directors and executive officers and are intended to promote compliance with the new SEC rule, which requires, among other things, that any trades under a new or modified Rule 10b5-1 trading plan may not be commenced before expiration of a waiting period and that directors and executive officers may not use multiple overlapping Rule 10b5-1 trading plans except in limited circumstances. Our Amended and Restated Rule 10b5-1 Trading Guidelines permit “sell-to-cover” transactions by directors and executive officers, subject to the limitations required under the new SEC rule. The Amended and Restated Rule 10b5-1 Trading Guidelines apply to all new or modified Rule 10b5-1 trading plans adopted on or after April 4, 2023.

Incentive Compensation Recoupment Policy

We have adopted a Dodd-Frank Wall Street Reform and Consumer Protection Act-compliant compensation recoupment policy in accordance with SEC and Nasdaq requirements. Pursuant to this policy, in the event we are required to prepare an accounting restatement, we will recover any compensation received after the effective date by any current or former executive officer that is based wholly or in part upon the attainment of a financial reporting measure.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table shows certain information with respect to all of our equity compensation plans in effect as of December 31, 2023.

Number of
securities
remaining
available for
issuance under
	Number of		equity
	securities to be		compensation
	issued upon	Weighted-	plans
	exercise of	average	(excluding
	outstanding	exercise price	securities
	stock options	of outstanding	reflected
Plan Category	and rights (column a)	stock options (1)	in column a)
Equity compensation plans approved by stockholders(2)	10,759,074	$4.12	1,212,323
Equity compensation plans not approved by stockholders	—	—	—

Total	10,759,074	$4.12	1,212,323

(1)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of restricted stock units (RSUs), since RSUs have no exercise price.
(2)
The equity compensation plans approved by security holders are described in Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. Includes 52,533 shares of common stock subject to outstanding RSUs.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transaction Policy and Procedures

Our Board adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction and the extent of the related person’s interest in the transaction.

Certain Related Person Transactions

The following is a summary of transactions since January 1, 2022, to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements which are described in “Executive Compensation.”

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Investor Rights Agreement

In June 2020, we entered into an amended and restated investor rights agreement, or IRA, with certain holders of our capital stock, including entities affiliated with Citadel Multi-Strategy Equities Master Fund Ltd., Pivotal bioVenture Partners LLC, Sofinnova Investments, Inc. and Vivo Capital and including certain members of, and affiliates of, our directors. The IRA provides certain holders of our common stock issued upon conversion of our preferred stock with certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. Dr. Healy, a member of our Board, is affiliated with Sofinnova Investments, Inc. Drs. Engleman and Shah, members of our Board, are both affiliated with Vivo Capital. The IRA also provides these stockholders with information rights, which terminated upon the closing of our initial public offering, and a right of first refusal with regard to certain issuances of our capital stock, which did not apply to, and terminated upon, the closing of our initial public offering.

Relationship with Stanford University

In May 2015, we entered into a license agreement with Stanford University. During 2022, we made payments to Stanford of $157,700 for annual license fees and patent expense reimbursement. During 2023, we made payments to Stanford of $89,700 for annual license fees and patent expense reimbursement.

Dr. Engleman, a member of our Board, is a professor at Stanford. Dr. Engleman is a co-inventor of some of the patents that we license from Stanford. Under Stanford’s policies, as a co-inventor Dr. Engleman is entitled to receive a share of any royalties that we pay to Stanford under the agreements with respect to the covered intellectual property. No royalty payments have been made to date.

Employment Arrangements

We have entered into employment agreements and offer letters with certain of our executive officers. For more information regarding these agreements with our executive officers, see “Executive Compensation-Employment Arrangements.”

Equity Grants

We have granted options to certain of our directors and executive officers. For more information regarding the options granted to our directors and named executive officers, see “Executive Compensation” and “Director Compensation”.

Indemnification

We provide indemnification for our directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provides that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board with discretion to indemnify our employees and other agents when determined appropriate by the board.

In addition, we have entered into an indemnification agreement with each of our directors, executive officers and certain employees, which requires us to indemnify them. For more information regarding these agreements, see “Information Regarding the Board of Directors and Corporate Governance —Limitations of Liability and Indemnification Matters.”

Policies and Procedures for Related Person Transactions

Our Board has adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction and the extent of the related person’s interest in the transaction.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Bolt Biotherapeutics, Inc. stockholders will be “householding” our Proxy Materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or contact Bolt Biotherapeutics, Inc. Direct your written request to our Secretary, care of Bolt Biotherapeutics, Inc., at 900 Chesapeake Drive, Redwood City, California, 94063 or contact our Secretary at (650) 665-9295. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ William P. Quinn
Chief Financial Officer and Secretary
Redwood City, California
April 26, 2024

ADDITIONAL INFORMATION

Our Form 10-K has been posted on our corporate website at https://investors.boltbio.com/financial-information/sec-filings and at www.proxydocs.com/BOLT. For stockholders receiving a Notice of Internet Availability of Proxy Materials, instructions on how to request a printed copy of our Proxy Materials and Form 10-K are included in the Notice of Internet Availability. Stockholders receiving a printed copy of this Proxy Statement have also received a copy of our Form 10-K. We will provide, without charge, a copy of our Form 10-K for the year ended December 31, 2023 (including the financial statements but excluding the exhibits thereto) upon the written request of any stockholder or beneficial owner of our common stock. Requests should be directed to our Secretary the following address:

Bolt Biotherapeutics, Inc.

900 Chesapeake Drive

Redwood City, CA 94063

Style IPC C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Your control number Scan QR for digital voting Bolt Biotherapeutics, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 15, 2024 Wednesday, June 12, 2024 11:00 AM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BOLT for more details. Internet: www.proxydocs.com/BOLT • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-855-773-1625 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 11:00 AM, Pacific Time, June 12, 2024. Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/BOLT This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Randall C. Schatzman, Ph.D. and William P. Quinn (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Bolt Biotherapeutics, Inc., which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2024 Beta NXT, Inc. or its affiliates. All Rights Reserved

Bolt Biotherapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1 AND 2 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect each of the Board's two nominees as a Class III director to serve until the 2027 Annual Meeting of Stockholders. FOR WITHHOLD 1.01 Kathleen LaPorte FOR #P2# #P2# 1.02 Nicole Onet to, M.D FOR #P3# #P3# FOR AGAINST ABSTAIN 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public FOR #P4# #P4# #P4# accounting firm for the year ending December 31, 2024. You must register to attend the meeting online and/or participate at www.proxydocs.com/BOLT Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Signature (if held jointly)

Style INA Scan QR for digital voting C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Bolt Biotherapeutics, Inc. Annual Meeting of Stockholders Wednesday, June 12, 2024 11:00 AM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BOLT for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/BOLT For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/BOLT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 31, 2024. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 12, 2024 For Stockholders of record as of April 15, 2024 To order paper materials, use one of the following methods: Internet: www.investorelections.com/BOLT Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located above) in the subject line. No other requests, instructions, or inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 Beta NXT, Inc. or its affiliates. All Rights Reserved

Bolt Biotherapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1 AND 2 PROPOSAL 1. To elect each of the Board's two nominees as a Class III director to serve until the 2027 Annual Meeting of Stockholders. 1.01 Kathleen LaPorte 1.02 Nicole Onet to, M.D 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024.